LEASE - Undiscounted cash flows of the Group's leases (Details) - HKD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Undiscounted cash flows of the leases to the present value of its operating lease payments
2026	$ 204,431
2027	161,391
2028	122,467
2029	52,834
2030	27,203
Thereafter	78,032
Total undiscounted operating lease payments	646,358
Less: imputed interest	(52,426)
Present value of operating lease liabilities	$ 593,932	$ 277,281